Exhibit 99.1

ENSCO
Go Beyond

Fleet Status Report

23 April 2018

ENSCO 8505 and ENSCO 8503 Contracted into 3Q18

Recently, ENSCO 8505 was awarded two contracts for a total of three wells and ENSCO 8503 was contracted for two wells. Both rigs are capable of operating in dynamically-positioned and moored modes and offer modern well-control capabilities, which have contributed to the rigs winning approximately 40% of the new contracts awarded in the Gulf of Mexico since mid-2014.

ENSCO 8505

ENSCO 8503

Ensco plc Fleet Status Report 23 April 2018

New Contracts and Extensions

       Floaters
•
ENSCO 8503 contract with Deep Gulf Energy in the U.S. Gulf of Mexico extended by two wells, with an estimated total duration of 130 days. Option wells transferred from ENSCO 8505
•
ENSCO 8505 awarded a one-well contract with Eni in the U.S. Gulf of Mexico that is expected to commence in May 2018
•
ENSCO 8505 awarded a two-well contract with Marubeni in the U.S. Gulf of Mexico that is expected to commence in May 2018

       Jackups
•
ENSCO 108 expected to work in the Middle East from 4Q18 to 4Q21
•
ENSCO 68 awarded a three-well contract with Energy XXI in the U.S. Gulf of Mexico that is expected to commence in May 2018
•
ENSCO 68 awarded a two-well contract with Castex Energy in the U.S. Gulf of Mexico that is expected to commence in July 2018
•
ENSCO 72 awarded a seven-well contract with Petrofac in the North Sea that is expected to commence in April 2018
•
ENSCO 101 contract with Neptune Energy in the North Sea extended by three wells, with an estimated total duration of seven months. ENSCO 101 contract with ENGIE transferred to Neptune Energy following its acquisition of ENGIE E&P International in February 2018
•
ENSCO 101 awarded a one-well contract with Nautical Petroleum in the North Sea that is expected to commence in July 2018 during a break between the first and second well of the Neptune Energy contract noted above
•
ENSCO 121 contract with INEOS in the North Sea extended by one well, with an estimated duration of 14 days

Other
•
ENSCO DS-10 commenced a one-year contract with Shell offshore Nigeria during March 2018
•
ENSCO DS-7 commenced a six-well contract with Noble Energy offshore Israel during April 2018
•
ENSCO 8504 contract terminated by customer due to force majeure
•
ENSCO 7500, ENSCO 81 and ENSCO 82 sold for scrap value

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
North & South America
ENSCO 8503	Semisubmersible DP	8500/10000	Apache Deep Gulf Energy	U.S. GOM U.S. GOM	Apr. 18 Apr. 18	Apr. 18 Aug. 18	Contracted for one well (estimated duration 15 days) Contracted for two wells (estimated duration Apr. 18 to Aug. 18). Transferred from ENSCO 8505
ENSCO 8505	Semisubmersible DP	8500/10000	Deep Gulf Energy Eni Marubeni Stone	U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Nov. 17 May 18 May 18 Jun. 18	Apr. 18 May 18 Jun. 18 Jul. 18
Contracted for two wells (estimated duration Nov. 17 to Apr. 18). Plus two 1-well priced options transferred to ENSCO 8503
Contracted for one well (estimated duration 10 days)
Contracted for two wells (estimated duration 45 days)
Contracted for one well (estimated duration 30 days). Transferred from ENSCO 8503

ENSCO 8500	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8501	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8502	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8506	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO DS-12	Drillship, DP3 DSME	12000	Kosmos Energy	Suriname	Oct. 17	May 18	-----. Contracted for one well (estimated duration Apr. 18 to May 18). -----
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jun. 13	Jun. 18	Day rate of approx. $284,000, plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Noble Energy	Israel	Apr. 18	Dec. 18	Contracted for six wells (estimated duration Apr. 18 to Dec. 18). Plus two 2-well priced options
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mediterranean	Aug. 14	Aug. 18	Day rate of approx. $204,000, plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Available	Spain
ENSCO DS-11	Drillship, DP3 DSME	12000	Available	Spain
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Africa
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Chevron	Nigeria	Aug. 17	Aug. 19	Plus one 1-year priced option
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Total	Angola	Nov. 15	Nov. 20
Day rate of approx. $620,000, plus periodic rate increases and approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 1-year priced option. We are in final discussions with the customer and expect to execute a contract amendment that will not impact the day rate or term. We do not expect a significant impact to our operating results from the amendment. See our Form 10-K filed with the SEC on February 27, 2018 for additional information.

ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Shell	Nigeria	Mar. 18	Mar. 19	Plus five 1-year priced options

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO DPS-1	Semisubmersible DP F&G ExD Millennium	10000	Woodside	Australia	Feb. 18	Aug. 19	Contracted for 12 wells (estimated duration Feb. 18 to Aug. 19). Plus two 3-month options or one 3-month and one 6-month option
ENSCO MS-1	Semisubmersible F&G ExD Millennium	8200	Contract Preparations	Australia			Contracted to Woodside in Australia for one well (estimated duration May 18 to Jun. 18)
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Australia	Jan. 15	Aug. 19	Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 8504	Semisubmersible DP	8500/10000	Available	Singapore			A force majeure event was declared on the project ENSCO 8504 was scheduled to commence offshore Vietnam during Apr. 18 and the customer has terminated this contract
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Available	Singapore

Under Construction
ENSCO DS-13	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 3Q19. Upon delivery, final milestone payment of approx. $84 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

ENSCO DS-14	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 2Q20. Upon delivery, final milestone payment of approx. $165 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	ANKOR Energy Energy XXI Castex	U.S. GOM U.S. GOM U.S. GOM	Apr. 18 May 18 Jul. 18	May 18 Jul. 18 Oct. 18	Contracted for one well (estimated duration Apr. 18 to May 18) Contracted for three wells (estimated duration May 18 to Jul. 18) Contracted for two wells (estimated duration Jul. 18 to Oct. 18)
ENSCO 75	MLT Super 116-C	400	Energy XXI Talos	U.S. GOM U.S. GOM	Feb. 18 May 18	May 18 Sep. 18	Contracted for two wells (estimated duration (Feb. 18 to May 18) Contracted for 120 days (estimated duration May 18 to Sep. 18). Plus one 90-day option
ENSCO 87	MLT 116-C	350	Fieldwood	U.S. GOM	Mar. 18	Jul. 18	Contracted for three P&A and two recompletion wells (estimated duration Mar. 18 to Jul. 18)
ENSCO 102	KFELS MOD V-A	400	Arena	U.S. GOM	Nov. 17	Dec. 18	Plus one 90-day option

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Preservation Stacked(3)	UK
ENSCO 71	Hitachi K1032N	225	Preservation Stacked(3)	UK
ENSCO 72	Hitachi K1025N	225	Petrofac	UK	Apr. 18	Sep. 18	Contracted for seven wells (estimated duration Apr. 18 to Sep. 18). Plus two 1-well options
ENSCO 80	MLT 116-CE	225	Repsol-Sinopec	UK	Jun. 17	May 18	Contracted for 13 wells (estimated duration Jun. 17 to May 18). Plus one 100-day option
ENSCO 92	MLT 116-C	225	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 100	MLT 150-88-C	350	Premier	UK	Jul. 15	Aug. 18	Day rate of approx. $185,000. Contracted for 18 wells (estimated duration Jul. 15 to Aug. 18). Plus four 3-well options
ENSCO 101	KFELS MOD V-A	400	Neptune Nautical Neptune	UK UK UK	Mar. 18 Jul. 18 Sep. 18	May 18 Aug. 18 Jan. 19
Contracted for one well (estimated duration Mar. 18 to May 18)
Contracted for one well (estimated duration Jul. 18 to Aug. 18)
Contracted for two wells (estimated duration Sep. 18 to Jan. 19). Plus unlimited 1-well options

ENSCO 111	KFELS MOD V-B	400	Cold Stacked	Malta
ENSCO 112	MLT Super 116-E	350	Cold Stacked	Malta
ENSCO 120	ENSCO 120 Series	400	ConocoPhillips	UK	Jul. 17	Jul. 20	Plus two 1-year options
ENSCO 121	ENSCO 120 Series	400	INEOS	UK	Jul. 17	Jul. 18	Contracted for five wells (estimated duration Jul. 17 to Jul. 18). Plus three 1-well priced options
ENSCO 122	ENSCO 120 Series	400	NAM	Netherlands	Sep. 17	Jul. 18	Contracted for three wells (estimated duration Sep. 17 to Jul. 18). Plus various options through Dec. 20

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Planned inspection for approx. 80 days in 2Q18. Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Saudi Arabia	Jan. 15	Nov. 18	Day rate of approx. $127,000 to Nov. 18
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Saudi Arabia	Feb. 15	Feb. 19	Planned inspection for approx. 60 days in 2Q18. Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 15	Feb. 19	Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 104	KFELS MOD V-B	400	ADNOC	UAE	Feb. 18	May 19
ENSCO 110	KFELS MOD V-B	400	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus one 1-year priced option
ENSCO 140	ENSCO 140 Series	340/400	Contract Preparations	UAE			Expect to work in the Middle East from 2Q18 to 2Q21
ENSCO 141	ENSCO 140 Series	340/400	Contract Preparations	UAE			Expect to work in the Middle East from 3Q18 to 3Q21

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Angola	Dec. 14	Jul. 19
In conjunction with one year extension of contract, rig on standby day rate of $20,000 from mid Oct. 17 to mid Mar. 18. Then planned inspection for approx. 30 days from mid Mar. 18 to mid Apr. 18. Next return to day rate of approx. $172,000 from mid Apr. 18 to Jul. 18, followed by undisclosed day rate from Aug. 18 to Jul. 19

Asia & Pacific Rim
ENSCO 67	MLT 84-CE	400	Pertamina	Indonesia	Dec. 16	Dec. 18	In conjunction with proposed extension of contract, rig on zero rate from late Feb. 18 to late May 18
ENSCO 105	KFELS MOD V-B	400	Preservation Stacked(3)	Singapore
ENSCO 106	KFELS MOD V-B	400	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options
ENSCO 107	KFELS MOD V-B	400	Available	Singapore			Contracted to Quadrant Energy in Australia for five wells (estimated duration May 18 to Oct. 18). Plus five 1-well options
ENSCO 108	KFELS MOD V-B	400	Available	Singapore			Expect to work in the Middle East from 4Q18 to 4Q21
ENSCO 113	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 114	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 115	Pacific Class 400	400	Mubadala Petroleum	Thailand	Oct. 17	Aug. 18	Plus two 4-month priced options

Ensco plc Fleet Status Report 23 April 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Under Construction
ENSCO 123	ENSCO 120 Series	400	Under construction	Singapore			Milestone payment of $207 million made in Jan. 18 and remaining payment of $6 million to be made upon delivery in 1Q19

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $95,000, plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $57,000, plus cost adjustments and five 1-year options

Held for Sale
Continuing Operations
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Cold Stacked	Singapore
ENSCO 81	MLT 116-C	350	Sold				Sold for scrap value. Immaterial gain on sale to be recognized in 2Q18
ENSCO 82	MLT 116-C	300	Sold				Sold for scrap value. Immaterial gain on sale to be recognized in 2Q18
Discontinued Operations
ENSCO 7500	Semisubmersible DP	7500/8000	Sold				Sold for scrap value. Immaterial gain on sale recognized in 1Q18

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(3) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 23 April 2018

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Ensco announced in its Fleet Status Report dated 22 February 2017 that going forward it does not expect to release day rates for new contracts in its Fleet Status Reports. Significant zero rate estimates are reflected in the comments section for 2018.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Atwood Oceanics, Inc.; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.